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                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (nos. 33-47817 and 33-47818) of Waste Recovery, Inc. of our report dated March 31, 1997 appearing on page F-2 of this Form 10-K.


PRICE WATERHOUSE LLP


Dallas, Texas
March 16, 1998